EXHIBIT 10.2

Confidential Treatment
Requested Pursuant to Rule 24b-2

AMENDMENT N° 1

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº1 to the ALC A350 Family PA	Page 1/6
Ref. CLC - CT1500403

AMENDMENT N° 1 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N°1 (the “Amendment N° 1”) dated March 3, 2015 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.          The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 1st February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.          The Parties wishes to modify the terms and conditions with respect to certain A350XWB Family Aircraft, as set out below.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº1 to the ALC A350 Family PA	Page 2/6
Ref. CLC - CT1500403

1.                                                      OPTION AIRCRAFT

1.1                                              The Parties hereby agree, with respect to Option Aircraft (as defined in Letter Agreement N° 6 to the Agreement), that [*].

1.2                                              [*]

2.                                                      [*]

2.1                                              [*]

2.2                                              [*]

2.3                                              [*]

2.4                                              [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº1 to the ALC A350 Family PA	Page 3/6
Ref. CLC - CT1500403

2.5                                              [*]

2.6                                              [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº1 to the ALC A350 Family PA	Page 4/6
Ref. CLC - CT1500403

4.                                                      INCONSISTENCY AND CONFIDENTIALITY

4.1                                              In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N° 1, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2                                              This Amendment N° 1 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3                                              This Amendment N° 1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5.                                                      COUNTERPARTS

This Amendment N° 1 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.                                                      LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 1 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº1 to the ALC A350 Family PA	Page 5/6
Ref. CLC - CT1500403

IN WITNESS WHEREOF this Amendment N°1 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº1 to the ALC A350 Family PA	Page 6/6
Ref. CLC - CT1500403